UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 16, 2025

CUSHMAN & WAKEFIELD PLC

(Exact Name of Registrant as Specified in its Charter)

England and Wales	001-38611	98-1193584
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

125 Old Broad Street

London, United Kingdom EC2N 1AR

(Address of Principal Executive Offices) (Zip Code)

+44 20 3296 3000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares, $0.10 nominal value	CWK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

Proposed Redomiciliation Transaction Approved

As previously announced, Cushman & Wakefield plc (“Cushman & Wakefield”) is proposing to change its jurisdiction of incorporation from England and Wales to Bermuda (the “Redomiciliation”). The Redomiciliation requires shareholder approval, which was obtained on October 16, 2025, as described in further detail below. In addition, under the laws of England and Wales, court hearings and other conditions to closing apply, as described in more detail in Cushman & Wakefield’s definitive proxy statement dated September 4, 2025 (the “Proxy Statement”).

On October 16, 2025, Cushman & Wakefield held a series of back-to-back shareholder meetings: (i) a meeting (the “Court Meeting”) ordered by the High Court of Justice of England and Wales (the “Court”); (ii) a related general meeting of Cushman & Wakefield Shareholders (the “General Meeting”); and (iii) a meeting addressing certain non-binding, advisory votes on proposed governance changes (the “Shareholders Meeting” and, together with the Court Meeting and the General Meeting, the “Meetings”). At the Meetings, Cushman & Wakefield Shareholders approved, among other matters, the scheme of arrangement (the “Scheme”) to effect Cushman & Wakefield’s Redomiciliation and the issuance of common shares (the “New Cushman & Wakefield Shares”) of Cushman & Wakefield Ltd. (“New Cushman & Wakefield”) to existing Cushman & Wakefield Shareholders on a one-for-one basis.

The Scheme, the Redomiciliation, the proposed issuance of New Cushman & Wakefield Shares and the other proposals voted on at the Meetings are described in more detail in the Proxy Statement. Capitalized terms used and not otherwise defined herein, shall have the respective meanings ascribed to them in the Proxy Statement. Specific details regarding the results of the Meetings are set forth below.

Court Meeting

At the Court Meeting, one matter was considered and voted on:

1.	Approval of the Scheme.

Resolution 1 required the affirmative vote of a majority in number of the Cushman & Wakefield Shareholders representing 75% or more in value of the Cushman & Wakefield Shares held by them present and voting in person or by proxy at the Court Meeting, and was duly passed at the Court Meeting.

Approximately 87.30% of the Cushman & Wakefield Shares entitled to vote at the Court Meeting were present either in person or by proxy.

The number of votes cast for and against the resolution at the Court Meeting are set forth below.

	For	Against	Broker Non-Votes

1. Approval of the Scheme:	196,455,939	5,745,962	0

General Meeting

At the General Meeting, four matters were considered and voted on:

1.	Approval of the Scheme and providing the board of directors of Cushman & Wakefield with the authority to carry out the procedural actions necessary to implement the Scheme (the “Scheme Proposal”).

2.	Approval of the reduction of Cushman & Wakefield’s share capital associated with the cancellation and extinguishment of the Scheme Shares (the “Reduction of Capital Proposal”).

3.

Approval of an amendment to Cushman & Wakefield’s articles of association to ensure that any additional Cushman & Wakefield Shares issued pursuant to the Cushman & Wakefield Equity Incentive Plans, or otherwise, are, dependent on timing, subject to the Scheme or exchanged for New Cushman & Wakefield Shares, and create a new class of B ordinary shares (the “Articles Amendment Proposal”).

4.

Approval of the issuance of the New Shares to New Cushman & Wakefield as part of the Scheme such that Cushman & Wakefield will become a wholly-owned, direct subsidiary of New Cushman & Wakefield (the “New Share Issuance Proposal”).

Each of resolutions 1 through 4 required the affirmative vote of at least 75% of the votes cast by Cushman & Wakefield Shareholders in person or by proxy at the General Meeting, and were duly passed at the General Meeting.

Approximately 87.69% of the Cushman & Wakefield Shares entitled to vote at the General Meeting were present either in person or by proxy.

	For	Against	Abstain	Broker Non-Votes

1. Scheme Proposal:	193,389,031	9,686,660	29,411	0

2. Reduction of Capital Proposal:	194,482,012	8,592,590	30,500	0

3. Articles Amendment Proposal:	194,481,844	8,592,750	30,508	0

4. New Share Issuance Proposal:	193,500,837	9,573,845	30,420	0

Shareholders Meeting

At the Shareholders Meeting, three matters were considered and voted on:

1.

Approval of, on a non-binding, advisory basis, the declassification of the New Cushman & Wakefield Board, which would provide Cushman & Wakefield Shareholders with the ability to vote on the election of the entire New Cushman & Wakefield Board on an annual basis (the “Bye-law Board Declassification Proposal”).

2.

Approval of, on a non-binding, advisory basis, the approval threshold in the New Cushman & Wakefield Bye-laws for mergers and certain other business combinations (the “Bye-law Business Combinations Proposal”).

3.	Approval of, on a non-binding, advisory basis, the authorization of preference shares in the New Cushman & Wakefield Bye-laws (the “Bye-law Preference Shares Proposal”).

Each of resolutions 1 through 3 required the affirmative vote of a simple majority of the votes cast by Cushman & Wakefield Shareholders in person or by proxy at the Shareholders Meeting, and were duly passed (on an advisory basis) at the Shareholders Meeting.

Approximately 86.31% of the Cushman & Wakefield Shares entitled to vote at the Shareholders Meeting were present either in person or by proxy.

	For	Against	Abstain	Broker Non-Votes

1. Bye-law Board Declassification Proposal:	199,870,591	8,258	19,169	0

2. Bye-law Business Combinations Proposal:	197,753,689	2,125,951	18,378	0

3. Bye-law Preference Shares Proposal:	191,688,208	8,185,855	23,955	0

Item 7.01	Regulation FD Disclosures.

On October 16, 2025, Cushman & Wakefield issued a press release (the “Press Release”) noting that at the Meetings, Cushman & Wakefield Shareholders approved, among other matters, the Scheme to effect the Redomiciliation, the related issuance of New Cushman & Wakefield Shares to existing Cushman & Wakefield Shareholders on a one-for-one basis, and certain governance changes Cushman & Wakefield will implement in the New Cushman & Wakefield Bye-laws in connection with the Redomiciliation. The Press Release is furnished hereto as Exhibit 99.1. The information contained in Exhibit 99.1 hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01	Other Events.

Now that Cushman & Wakefield Shareholders have approved the Redomiciliation, Cushman & Wakefield plans to proceed with the below timeline for the closing of the Redomiciliation. However, the below dates and times remain subject to change and will depend on, among other things, the date on which the conditions to the Scheme are satisfied or, if capable of waiver, waived, the date on which the Court sanctions the Scheme and the date on which the order of the Court sanctioning the Scheme is delivered to the Registrar of Companies in England and Wales.

Court Hearing to approve the Scheme and confirm the Cushman & Wakefield Reduction of Capital	November 25, 2025

Scheme Record Time	5:00 p.m. Eastern Time on November 26, 2025

Last time of trading in and for registration of transfers, and for disablement in DTC, of Cushman & Wakefield Shares; Cushman & Wakefield Shares removed from listing	5:00 p.m. Eastern Time on November 26, 2025

Effective Date	November 27, 2025

Cancellation of Cushman & Wakefield Shares; issue of New Cushman & Wakefield Shares	November 27, 2025

Listing and commencement of trading in New Cushman & Wakefield Shares; crediting of New Cushman & Wakefield Shares to DTC accounts	Market open on November 28, 2025

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1*	Press Release, dated October 16, 2025

104	Cover Page Interactive Data File (formatted as Inline XBRL)

*	Exhibit is furnished herewith and not deemed to be filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 16, 2025

CUSHMAN & WAKEFIELD PLC

By:	/s/ Noelle J. Perkins
Name:	Noelle J. Perkins
Title:	Executive Vice President, Chief Legal Officer & Secretary